ibbotson ETF| allocation series

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

SUPPLEMENT DATED FEBRUARY 23, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2009

The following information amends the information found in the Independent Trustee table on page 15.

As of February 8, 2010, T. Neil Bathon resigned from his position as Trustee of the Financial Investors Variable Insurance Trust (the “Trust”), as a member of each committee of the Trust on which he served, and as Chairman of the Nominating and Governance Committee.

The biographical information about Mr. Bathon is hereby deleted.

The following information amends the information found in the Standing Board Committees section on page 19.

Members of the Nominating and Governance Committee are currently Ms. Anstine, and Messrs. Linnehan and Swanson.

Mr. Bathon no longer serves on the Nominating and Governance Committee.